Exhibit 99.1

WHITESTONE REIT
A Public Real Estate Company
Creating Value In Real Estate

WHITESTONE REIT
Office
Retail Warehouse

WHITESTONE REIT
Current Markets
Corporate
Headquarters
Houston
HOUSTON SAN ANTONIO DALLAS
Planned Future Markets
HOUSTON PHOENIX CHICAGO DALLAS

WHITESTONE REIT
• Formed as Hartman Commercial Properties
REIT in 1998
• Managed by 3rd party advisor and property
manager through October 2006
• Became self-managed REIT in October 2006 by
ending 3rd party contracts and hiring
approximately 40 employees

WHITESTONE REIT
Substantially all of our business is
conducted through an Operating
Partnership in an UPREIT structure

WHITESTONE REIT
UPREIT Organizational Structure
REIT Shareholders
REIT
(typically a trust or corporation)
Umbrella Partnership
(typically holds
all property interests)
Contributing
Property Owners
L.P. Interests
Properties
Put Rights
(L.P. interests in exchange
for cash or REIT Shares - 1
for 1)

WHITESTONE REIT
• Majority of our properties were acquired from partnerships managed by former advisor in exchange for partnership operating units
• REIT common shares sold for $10 per share through the “broker-dealer”
network
• Dividend paid is $.60 per year
• Owners
- Approximately 1,400 REIT shareholders owning 10 million common shares
- Approximately 300 limited partners owning 6 million operating partnership units
• Operating Units convertible on a 1 for 1 basis to REIT common shares

WHITESTONE REIT
What we own
• 36 properties in Texas
• 3.1 million square feet
• 3 different asset types
• Properties range from 20,000 to 250,000 sq ft
• Physical Occupancy - 83%

WHITESTONE REIT
Houston

WHITESTONE REIT
Dallas

WHITESTONE REIT
San Antonio

WHITESTONE REIT
Financially Sound
• $170 million in book assets
• 43% Debt to Book Asset Value Ratio
• $90 million in equity
• $16 million in EBITDA in 2006

WHITESTONE REIT
Experienced Real Estate and Capital Markets Team
• Property Management
• Property Development and Redevelopment
• Leasing
• Marketing
• Acquisitions
• Investor Relations
• Centralized Systems and Reporting
• Human Resources

WHITESTONE REIT
Recent Accomplishments
• Built an internal management team with expertise in real
estate and capital markets with the development of a
corporate culture of collaboration and teamwork
• Strengthened the balance sheet allowing for greater
flexibility
Refinancing Restored LOC Increased Cash Position
• Reposition our identity through new name and corporate
office relocation
• Implemented new internal controls, systems and
financial reporting

WHITESTONE REIT
Recent Accomplishments
• Establishment of an Executive Development and
Leadership Program
• Focus on overall tenant relations and overall property
conditions
• Approval of 5 Yr Business Plan by Board of Trustees

WHITESTONE REIT
Five-Year Business Plan
• Focus on being a “Value Added REIT”
• Capital raising will be a combination of accessing the
private and public equity and debt markets, as well as
joint ventures
• Maximize value in current properties
• Grow through strategic acquisitions including properties
outside of Texas

WHITESTONE REIT
Current Properties
• Increase Value Through Redevelopment
• Hold for Income and Growth
• Sell in One to Five Years

WHITESTONE REIT
Redevelopment Plan
• Invest $37 million in redevelopment of 11 high
potential properties
• Current occupancy of 77%
• Increase occupancy to 92% and increase average rental
rates by 15%
• Resulting in value creation of $26 million in 5 years

Property Redevelopment

Bellnott Square

Westchase

WHITESTONE REIT
Five Year Growth Plan
• Grow our total asset base to $1.0 billion
through the acquisition of 16.5 million square
feet of commercial real estate in high potential
markets including markets outside of Texas
• Grow FFO by executing “value added” strategy
• Bring liquidity to our stock by listing on a
national stock exchange

Commercial Real Estate
Industry Outlook
• Significant positive returns over the past several years
- 7 years outperforming S&P
- Returns are expected to moderate
• Dividends will again garner attention
• Real estate continues to attract significant amounts of
capital
- Risk adjusted returns elsewhere are not compelling
- Aging baby boomers seek yield and preservation niches
- Pension funds increase allocation: Income /Inflation hedge
- Source: Keefe, Bruyette & Woods 6/18/07

Whitestone REIT’s Outlook
• Positive…
• Opportunistic acquisitions
• Property improvements to add value
• Sell under performing assets - redeploy capital
opportunistically
• Strong balance sheet and good credit
• Experienced and talented management
• Moving toward public listing of stock

Whitestone REIT’s Strengths
A COMPELLING VALUE PROPOSITION
• Management focused on long term value
creation
• Strong balance sheet
• Add value on the margin-acquire at discount to
replacement cost
• Capitalize on core competencies
• Focus on strong markets

WHITESTONE REIT
www.whitestonereit.com

Investor Relations
•Investor Questions
•Julie Nguyen 866-789-7348 x 3021
•Dick Vaughan x 3034
•Account Maintenance
•American Stock Transfer (AST)
www.amstock.com
Shareholder Relations (800) 937-5449